Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO

FIRST LIEN CREDIT AGREEMENT

This AMENDMENT NO. 1 TO FIRST LIEN CREDIT AGREEMENT, dated as of July 9, 2014 (this “Amendment”), to the Credit Agreement (as defined below), is entered into by and among El Pollo Loco, Inc., a Delaware corporation (“Borrower”), EPL Intermediate, Inc., a Delaware corporation (“Parent”), the Lenders and Jefferies Finance LLC, as administrative agent and collateral agent for the Credit Agreement (the “Administrative Agent”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

PRELIMINARY STATEMENTS:

WHEREAS, Borrower, Parent, the Lenders, the Administrative Agent and the other parties thereto entered into that certain First Lien Credit Agreement, dated as of October 11, 2013 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders extended or committed to extend certain credit facilities to Borrower;

WHEREAS, in connection with the Transactions, Borrower and Parent have requested to amend the Credit Agreement as of the date hereof;

WHEREAS, pursuant to Section 11.02 of the Credit Agreement, the amendments contemplated hereby require the consent of the Required Lenders;

WHEREAS, Borrower, Parent, the undersigned Lenders and the Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the Effective Date (as defined below), and subject to the satisfaction or waiver in writing of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

(1) Definitions. Section 1.01 of the Credit Agreement is hereby amended by:

(a) adding the following new definitions thereto in proper alphabetical order:

“First Amendment” shall mean that certain Amendment No. 1 to First Lien Credit Agreement, dated as of July 9, 2014, among Borrower, Parent, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” shall mean the date on which all of the conditions contained in Section 3 of the First Amendment have been satisfied or waived in accordance with the terms of the First Amendment.

“Qualified IPO” shall mean the first bona fide underwritten public offering by Parent or any direct or indirect parent of Parent of such Person’s Equity Interests after the First Amendment Effective Date pursuant to an effective registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act that yields cash gross proceeds to such Person of at least $90,000,000.

“Senior Secured Leverage Ratio” shall mean, at any date of determination, the ratio of (i) Consolidated Indebtedness (other than such Consolidated Indebtedness that is expressly subordinated in right of payment to the Obligations) on such date that is secured by a Lien on any asset or property of any of the Borrower or any of its Subsidiaries, including Indebtedness incurred under this Agreement and the other Loan Documents to (ii) Consolidated EBITDA for the Test Period then most recently ended.

“Second Lien Repayment Date” shall mean the date on which all Indebtedness under the Second Lien Credit Agreement and the other Second Lien Loan Documents shall have been repaid in full in accordance with the respective terms thereof and all Second Lien Obligations shall have been repaid in full or otherwise satisfied and discharged (other than contingent indemnification obligations which are not yet payable) in accordance with a customary pay-off letter reasonably satisfactory to the Administrative Agent”.

“Tax Receivable Agreement” shall mean that certain Income Tax Receivable Agreement, to be dated on or around July 31, 2014, between El Pollo Loco Holdings, Inc. and the Existing Stockholders Representative (as defined therein).

(b) amending the definition of “Consolidated Tax Expense” by adding the following language at the end thereof: “, including the aggregate amount of non-cash charges relating to the Tax Receivable Agreement”;

(c) amending the definition of “Excess Cash Flow” by hereby (i) amending sub-clause (b)(i) thereof by inserting “, and the amount of any Dividends made pursuant to Section 6.08(k) during such Excess Cash Flow Period” to the end thereof and (ii) deleting sub-clause (b)(iv) thereof in its entirety and replacing it with the following language:

“(iv) Capital Expenditures made in cash during such Excess Cash Flow Period that were permitted to be made pursuant to this Agreement, to the extent funded from Internally Generated Funds;”

(2) Dividends. Section 6.08 of the Credit Agreement is hereby amended by (x) deleting the word “and” at the end of subsection (i), (y) deleting the “.” at the end of subsection (j) and inserting in lieu thereof “; and” and (z) adding a new subsection (k), to read as follows:

“(k) after the Second Lien Repayment Date, other Dividends pursuant to, and paid in accordance with, the Tax Receivable Agreement in an aggregate amount not to exceed $11,000,000 in any fiscal year (with unused amounts in any fiscal year being permitted to be carried forward to the immediately subsequent fiscal year) and, in all events, not to exceed $33,000,000 in the aggregate; provided that, immediately prior to and after giving effect to the making or payment of any such Dividend, (x) the First Lien Leverage Ratio computed on a Pro Forma Basis shall not be greater than 3.75:1.00, such compliance to be determined on the basis of the financial statements most recently required to be delivered to the Administrative Agent pursuant to Section 5.01(a) or (b), (y) Borrower shall have cash, Cash Equivalents and then available and unutilized Revolving Commitments (both immediately prior to and after giving effect thereto) in an aggregate amount of at least $15,000,000 and (z) no Default or Event of Default shall have occurred and be continuing or would result therefrom.”

(3) Leverage Ratio. Section 6.10(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following language:

“(a)(i) Maximum Total Leverage Ratio. Prior to the Second Lien Repayment Date, permit the Total Leverage Ratio, as of the last day of any Test Period set forth in the table below, to exceed the ratio set forth opposite such Test Period in the table below:

Test Period End Date	Total Leverage Ratio
December 25, 2013	7.50 to 1.00
March 26, 2014	7.50 to 1.00
June 25, 2014	7.50 to 1.00
September 24, 2014	7.50 to 1.00
December 31, 2014	7.25 to 1.00
March 25, 2015	7.25 to 1.00
June 24, 2015	7.00 to 1.00
September 30, 2015	7.00 to 1.00
December 30, 2015	6.75 to 1.00
March 30, 2016	6.75 to 1.00
June 29, 2016	6.25 to 1.00
September 28, 2016	6.25 to 1.00
December 28, 2016	6.00 to 1.00
March 29, 2017	6.00 to 1.00
June 28, 2017	5.75 to 1.00
September 27, 2017	5.55 to 1.00
December 27, 2017	5.50 to 1.00
March 28, 2018	5.35 to 1.00
June 27, 2018	5.25 to 1.00
September 26, 2018	5.15 to 1.00
December 26, 2018 or thereafter	5.00 to 1.00

(a)(ii) Maximum Senior Secured Leverage Ratio. On or after the Second Lien Repayment Date, permit the Senior Secured Leverage Ratio, as of the last day of any Test

Period set forth in the table below, to exceed the ratio set forth opposite such Test Period in the table below:”

Test Period End Date	Senior Secured Leverage Ratio
September 24, 2014	4.60 to 1.00
December 31, 2014	4.60 to 1.00
March 25, 2015	4.60 to 1.00
June 24, 2015	4.60 to 1.00
September 30, 2015	4.45 to 1.00
December 30, 2015	4.20 to 1.00
March 30, 2016	4.20 to 1.00
June 29, 2016	4.00 to 1.00
September 28, 2016	3.85 to 1.00
December 28, 2016	3.85 to 1.00
March 29, 2017	3.55 to 1.00
June 28, 2017	3.35 to 1.00
September 27, 2017	3.15 to 1.00
December 27, 2017	3.00 to 1.00
March 28, 2018	3.00 to 1.00
June 27, 2018	3.00 to 1.00
September 26, 2018	3.00 to 1.00
December 26, 2018 or thereafter	3.00 to 1.00

(4) Capital Expenditures.

(a) Section 6.10(c) of the Credit Agreement is hereby amended by deleting the word “Permit” and inserting in lieu thereof “Prior to the Second Lien Repayment Date, permit”.

(b) Section 6.07(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following language:

“(b) Capital Expenditures by Borrower and the Subsidiaries (x) prior to the Second Lien Repayment Date, (i) in an aggregate amount at any time outstanding not to exceed the Available Amount; provided that (1) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (2) immediately prior to and after giving effect thereto the First Lien Leverage Ratio computed on a Pro Forma Basis shall not be greater than 3.25 to 1.00, such compliance to be determined on the basis of the financial statements most recently required to be delivered to the Administrative Agent pursuant to Section 5.01(a) or (b) or (ii) to the extent permitted by Section 6.10(c) and (y) thereafter, to the extent not otherwise prohibited by this Agreement.”

(5) Prepayments of Other Indebtedness. Section 6.11 of the Credit Agreement is hereby amended by inserting the following at the end of clause (a) thereof:

“provided, further, that, notwithstanding the foregoing, following a Qualified IPO and promptly using the net cash proceeds thereof (to the extent contributed to Parent in exchange for Qualified Capital Stock of Parent and promptly thereafter contributed to Borrower in exchange for Qualified Capital Stock of Borrower) and/or from unrestricted balance sheet cash and/or Cash Equivalents of Borrower, Borrower may repay the Second Lien Term Loans in accordance with the terms of the Second Lien Loan Documents so long as, immediately prior to and after giving effect thereto, (x) Borrower shall have cash and Cash Equivalents and then available and unutilized Revolving Commitments (both immediately prior to and after giving effect thereto) in an aggregate amount of at least $15,000,000 and (y) the First Lien Leverage Ratio, calculated on a Pro Forma Basis, shall not be greater than 3.75:1.00, such calculation to be determined on the basis of the financial statements most recently required to be delivered to the Administrative Agent pursuant to Section 5.01(a) or (b);”

SECTION 2. Consent Fee. The Borrower agrees to pay to the Administrative Agent on the Effective Date for the benefit of each Lender executing this Amendment on or prior to 3:00 p.m. (New York City time) on July 11, 2014, a consent fee equal to 15 basis points of the aggregate principal amount of such Lender’s outstanding Loans and Commitments at the time of such Lender’s execution and delivery of this Amendment (the “Consent Fee”).

SECTION 3. Conditions of Effectiveness. This Amendment shall become effective on and as of the first Business Day when the following conditions have been satisfied or waived in writing (the “Effective Date”):

(a) The Administrative Agent’s receipt of the following, each of which shall be electronic transmissions (followed promptly by originals) unless otherwise specified in writing by the Administrative Agent to the Borrower, each properly executed by a Responsible Officer of the applicable signing Loan Party, each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

(i) counterparts of this Amendment duly executed by Parent, Borrower and the Administrative Agent;

(ii) counterparts of this Amendment duly executed by Lenders constituting no less than the Required Lenders;

(iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Loan Parties as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment; and

(iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that each of the Loan Parties is duly organized or formed, and that each of the Loan Parties is validly existing and in good standing.

(b) The representations and warranties of the Borrower and each other Loan Party contained in Article III of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(c) No Default or Event of Default shall exist, or would result from, the consummation of the Amendment.

(d) The Administrative Agent’s receipt of reasonably satisfactory evidence that all fees, including the Consent Fee, and expenses required to be paid hereunder and/or pursuant to the Credit Agreement have been paid in full in cash or will be paid in full in cash on the Effective Date.

SECTION 4. Confirmation of Representations and Warranties.

(a) Each Loan Party hereby represents and warrants that all representations and warranties contained in Article III of the Credit Agreement and each other Loan Document to which it is a party are true and correct in all material respects on and as of the date hereof, provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date, and provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(b) The execution of this Amendment is within each Loan Party’s power and has been duly authorized by all necessary corporate or other organizational action on the part of each such Loan Party. This Amendment has been duly executed and delivered by each Loan Party and constitutes, when executed and delivered by such Loan Party, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally, regardless of whether considered in a proceeding in equity or at law.

(c) Each Loan Party hereby represents and warrants that, on and as of the date hereof, no event has occurred and is continuing that constitutes a Default or Event of Default.

SECTION 5. Reference to and Effect on the Loan Documents. (a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended, restated and modified by this Amendment.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended and modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents to the extent provided in such Security Documents.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank, any Swing Line Lender, or the Administrative Agent under any of the Loan Documents, nor shall the execution, delivery and effectiveness of this Amendment, except as expressly provided herein, constitute a waiver, amendment or modification of any provision of any of the Loan Documents.

(d) The Loan Parties agree that this Amendment shall be a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

(e) Nothing contained in this Amendment or the Credit Document or any other Loan Document as amended by this Amendment shall constitute or be construed as a novation of any of the Obligations.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, including all reasonable legal fees and expenses of Shearman & Sterling LLP, special counsel to the Administrative Agent, provided that such legal fees and expenses shall not exceed $100,000 without Borrower’s prior written consent, which shall not be unreasonably withheld or delayed.

SECTION 8. Miscellaneous. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective authorized officers as of the date first above written.

EL POLLO LOCO, INC.

By	/s/ Laurance Roberts
	Name:	Laurance Roberts
	Title:	CFO

EPL INTERMEDIATE, INC.

By	/s/ Laurance Roberts
	Name:	Laurance Roberts
	Title:	CFO

Signature Page to

Amendment No. 1 to First Lien Credit Agreement

JEFFERIES FINANCE LLC, as Administrative Agent and Collateral Agent

By	/s/ J. Paul McDonnell
Name: J. Paul McDonnell
Title: Managing Director

Signature Page to

Amendment No. 1 to First Lien Credit Agreement

JFIN CAPITAL 2013 LLC, as a Lender

By	/s/ J. Paul McDonnell
Name: J. Paul McDonnell
Title: Managing Director

JFIN CLO 2012 LTD, as a Lender

By:	JEFFERIES FINANCE LLC, as Portfolio Manager

By:	/s/ J. Paul McDonnell
Name: J. Paul McDonnell
Title: Managing Director

JFIN CLO 2013 LTD, as a Lender

By:	JEFFERIES FINANCE LLC, as Portfolio Manager

By:	/s/ J. Paul McDonnell
Name: J. Paul McDonnell
Title: Managing Director

JFIN CLO 2014 I LTD, as a Lender

By:	JEFFERIES FINANCE LLC, as Portfolio Manager

By:	/s/ J. Paul McDonnell
Name: J. Paul McDonnell
Title: Managing Director

[EPL Amendment Signature Page]

Arrowpoint CLO 2013-1, LTD. as a Lender

By	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

[EPL Amendment Signature Page]

Arrowpoint CLO 2014-2, LTD. as a Lender

By	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

[EPL Amendment Signature Page]

General Electric Capital Corporation, as a Lender

By	/s/ David A. Foshager
Name: David A. Foshager
Title: Authorized Signatory

Signature Page to

Amendment No. 1 to First Lien Credit Agreement

GE Capital Bank, a Utah industrial loan corporation, as a Lender

By	/s/ David A. Foshager
Name: David A. Foshager
Title: Authorized Signatory

Signature Page to

Amendment No. 1 to First Lien Credit Agreement

Fortress Credit BSL Limited as a Lender

By:	FC BSL CM LLC, its collateral manager

By	/s/ David Prael
Name: David Prael
Title: Chief Financial Officer

[EPL Amendment Signature Page]

Fortress Credit Funding V LP as a Lender

By:	Fortress Credit Funding V GP LLC, its General Partner

By	/s/ David Prael
Name: David Prael
Title: Chief Financial Officer

[EPL Amendment Signature Page]

Fortress Credit Funding VI LP as a Lender

By:	Fortress Credit Funding VI GP LLC, its General Partner

By	/s/ David Prael
Name: David Prael
Title: Chief Financial Officer

[EPL Amendment Signature Page]

Golub Capital Partners CLO 17, Ltd. By: GC Advisors LLC, as agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 10, Ltd. By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 11, Ltd. By: GC Advisors LLC, as agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 14, Ltd. By: GC Advisors LLC, as agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 15, Ltd. By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 18(M), Ltd. By: GC Advisors LLC, as agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital BDC CLO 2014 LLC By: GC Advisors LLC, its Collateral Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GC Advisors LLC as Agent for BCBSM, Inc.

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital PEARLS Direct Lending Program, L.P. By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

PEARLS 11-A, LLC By: PEARLS 11, LLC, its sole Member By: GC Advisor LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

PEARLS IX, LLC By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

PEARLS VIII, LLC By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

PEARLS X, L.P. By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

RGA Reinsurance Company By: GC Advisors LLC, as agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Senior Loan Fund II LLC By: Senior Loan Fund LLC, its sole Member

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

NORTHWOODS CAPITAL NINE, as a Lender

By	/s/ Bruce Martin
Name: Bruce Martin
Title: Managing Director

[EPL Amendment Signature Page]

NORTHWOODS CAPITAL TEN, as a Lender

By	/s/ Bruce Martin
Name: Bruce Martin
Title: Managing Director

[EPL Amendment Signature Page]

BLT 19 LLC. as a Lender

By	/s/ Michael Wotanowski
	Name:	Michael Wotanowski
	Title:	Authorized Signatory

[EPL Amendment Signature Page]

Cent CLO 20 Limited as a Lender By: Columbia Management Investment Advisers, LLC as Collateral Manager

By	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

[EPL Amendment Signature Page]

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II as a lender

By	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

[EPL Amendment Signature Page]

Ocean Trails CLO IV as a Lender By: West Gate Horizons Advisors LLC, as Asset Manager

By	/s/ Heidi Skor
	Name:	Heidi Skor
	Title:	Senior Credit Analyst

[EPL Amendment Signature Page]

DENALI CAPITAL CLO VII, LTD. as a Lender By: Denali Capital LLC, managing member of DC Funding Partners LLC, collateral manager

By	/s/ Kelli Marti
	Name:	Kelli Marti
	Title:	Senior Vice President

[EPL Amendment Signature Page]

DENALI CAPITAL CLO X, LTD. as a Lender By: Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO X, LTD.

By	/s/ Kelli Marti
	Name:	Kelli Marti
	Title:	Senior Vice President

[EPL Amendment Signature Page]

Blackstone / GSO Global Dynamic Credit Funding Ltd

as a Lender

By: Blackstone / GSO Global Dynamic Credit Master Fund, its Sole Shareholder

By: Blackstone / GSO Debt Funds Management Europe Limited, its Manager

By	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Senior Managing Director

[EPL Amendment Signature Page]

BLACKSTONE TREASURY SOLUTIONS MASTER FUND L.P. as a Lender By: GSO Capital Advisors LLC, its Investment Manager

By	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Senior Managing Director

[EPL Amendment Signature Page]

BLACKSTONE / GSO STRATEGIC CREDIT FUND as a Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Senior Managing Director

[EPL Amendment Signature Page]

Finn Square CLO, Ltd. as a Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Senior Managing Director

[EPL Amendment Signature Page]

Gramercy Park CLO Ltd. as a Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Senior Managing Director

[EPL Amendment Signature Page]

Marine Park CLO Ltd. as a Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Senior Managing Director

[EPL Amendment Signature Page]

Seneca Park CLO, Ltd. as a Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Senior Managing Director

[EPL Amendment Signature Page]

Sheridan Square CLO, Ltd. as a Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Senior Managing Director

[EPL Amendment Signature Page]

NEWSTAR COMMERCIAL LOAN FUNDING 2012-2 LLC By: NewStar Financial, Inc., its Designated Manager

By	/s/ Brian Senatore
Name: Brian Senatore
Title: Managing Director

NEWSTAR COMMERCIAL LOAN FUNDING 2013-1 LLC By: NewStar Financial, Inc., its Designated Manager

By	/s/ Brian Senatore
Name: Brian Senatore
Title: Managing Director

NEWSTAR COMMERCIAL LOAN FUNDING 2014-1 LLC By: NewStar Financial, Inc., its Designated Manager

By	/s/ Brian Senatore
Name: Brian Senatore
Title: Managing Director

[EPL Amendment Signature Page]

Venture VII CDO Limited as a Lender By: its investment advisor, MJX Asset Management, LLC

By	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Senior Portfolio Manager

[EPL Amendment Signature Page]

Venture XVI CLO, Limited as a Lender By: its investment advisor, MJX Asset Management, LLC

By	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Senior Portfolio Manager

[EPL Amendment Signature Page]

Venture VIII CDO, Limited as a Lender By: its investment advisor, MJX Asset Management, LLC

By	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Senior Portfolio Manager

[EPL Amendment Signature Page]